Summary Prospectus

KraneShares Man Buyout Beta Index ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc. (the “Exchange”)

Ticker Symbol: BUYO

August 1, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2026, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares Man Buyout Beta Index ETF | Summary Prospectus

Investment Objective

The KraneShares Man Buyout Beta Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific equity securities index. The Fund’s current index is the Man Buyout Beta Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.89%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in instruments in its Underlying Index or in instruments that have economic characteristics similar to those in the Underlying Index.

KraneShares Man Buyout Beta Index ETF | Summary Prospectus

The Underlying Index is designed to provide a proxy for private equity performance and risk exposures by focusing on small- and mid-capitalization stocks that have characteristics similar to companies in private equity buyout funds. A “buyout” fund is a type of fund that targets companies for acquisition or control in an attempt to enhance the value of those acquired companies. The Fund does not invest directly in private equity funds or the private equity of companies and the Fund will not attempt to acquire or control private companies.

The Underlying Index begins with the largest 3000 U.S. public equities by total market capitalization, then excludes the largest 500 equities. From this universe, the Underlying Index screens for companies that have characteristics similar to companies in private equity buyout funds by:

●	looking at industry classification;

●	using fundamental screens related to valuation, profitability, debt capacity, cash management and growth potential; and

●	using additional screens that are designed to identify publicly traded securities similar to those sought by private equity buyout funds such as a company’s supply chain and competitive environment.

The Underlying Index will utilize inputs from the Index Provider and use a systematic process to build a portfolio of publicly traded equity securities that have characteristics similar to companies sought by private equity buyout funds. The Underlying Index employs both (a) a top-down process that seeks to provide the Underlying Index with industry exposures that are similar to the U.S. buyout segment of the private equity market and (b) a suite of bottom-up company selection models (i.e., the fundamental and additional screens discussed above that seek to screen for companies with characteristics similar to companies sought by private equity buyout funds) that seek to take advantage of dynamic public market data in selecting securities for the Underlying Index. The Underlying Index is market capitalization weighted and caps the weight of any one constituent at 5% of the Underlying Index’s weight.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but the Fund’s adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), believes will help the Fund track the Underlying Index. These investments may include equity securities of issuers whose securities are not components of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including ETFs) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates.

Although the Fund expects to replicate (or hold all constituents of) the Underlying Index, the Fund reserves the right to use a representative sampling strategy to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to that of the Underlying Index.

As of March 31, 2026, the Underlying Index included 289 securities of companies with a market capitalization range of approximately $91 million to $85 billion and an average market capitalization of approximately $7 billion. The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of March 31, 2026, issuers in the Industrials sector (22.4%), Information Technology sector (20.9%), and Consumer Discretionary sector (13.1%)represented significant portions of the Underlying Index. The Underlying Index is rebalanced and reconstituted monthly.

KraneShares Man Buyout Beta Index ETF | Summary Prospectus

The Fund may engage in securities lending.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the Fund’s performance, net asset value (“NAV”) and trading price, including:

Affiliated Index Provider Risk. The Index Provider is an affiliated person of the Adviser, which poses potential conflicts of interest. For example, a potential conflict could arise between an affiliated person of the Index Provider or the Adviser and each Fund if that entity attempted to use information regarding changes and composition of each Index to the detriment of each Fund. Additionally, potential conflicts could arise with respect to the personal trading activity of personnel of the affiliated person who may have access to, or knowledge of, pending changes to each Index’s composition methodology or the constituent securities in each Index prior to the time that information is publicly disseminated. If shared, such knowledge could facilitate “front-running” (which describes an instance in which other persons trade ahead of each Fund). Although the Adviser and the Index Provider have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Index), there can be no assurance that such measures will be successful.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Model and Data Risk. The Underlying Index relies on models from Numeric as part of the index methodology. Models rely on various sources of information and data (“data”) and such data may be incorrect or incomplete making the models unreliable. Models that have been formulated on the basis of past market data may not be indicative of future price movements. Models may not be reliable or produce unexpected results if unusual or disruptive events cause market moves the nature or size of which are inconsistent with the historic performance of individual markets and their relationship to one another or to other macroeconomic events. Models also may have hidden biases or exposure to broad structural or sentiment shifts. In the event that actual events fail to conform to the assumptions underlying such models, losses could be incurred. The performance of the investment models may be impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances. While the Underlying Index seeks to provide a proxy for private equity performance and risk exposure similar to companies in private equity buyout funds, there is no guarantee that such exposure will be obtained using public equities or that the models and data used by the Underlying Index will be able to provide such exposure.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have

KraneShares Man Buyout Beta Index ETF | Summary Prospectus

limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, including those in foreign countries, or changes in global trade relationships could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods and can occur suddenly and unexpectedly. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

Artificial intelligence, including machine learning technology and generative artificial intelligence (collectively, “artificial intelligence”), is rapidly evolving. While the full extent of current or future risks related thereto is not possible to predict, artificial intelligence could significantly disrupt the business models and markets in which the Fund invests and subject the Fund or issuers in which it invests to increased competition, legal and regulatory risks and compliance costs, any of which could have a material adverse effect on the Fund or the business, financial condition and results of operations of the issuers in which it invests. The Fund’s service providers, or the issuers of securities in which the Fund invests may utilize artificial intelligence technologies in business operations. It is possible that the information provided through the use of artificial intelligence could be insufficient, incomplete, inaccurate or biased, or constitute infringement of third-party intellectual property rights, leading to adverse effects for the Fund, including, potentially, operational errors, cybersecurity vulnerabilities and investment losses. Moreover, technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Manager and the Fund. For instance, the Fund may be exposed to competitive risks related to the adoption of artificial intelligence or other new technologies by others within the industry. In addition, investments in technology systems and artificial intelligence by the Manager may not deliver the benefits the Fund expects.

Concentration Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors or industries of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. While the Fund’s sector and industry exposure is expected to vary over time, the Fund is currently subject to the principal risks of the sectors and industries disclosed herein.

Industrials Sector Risk. The industrials sector may be affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors. Government regulation will also affect the performance of investments in such industrials sector issuers, particularly aerospace and defense companies, which rely to a significant extent on government demand for their products

KraneShares Man Buyout Beta Index ETF | Summary Prospectus

and services. Transportation companies, another component of the industrials sector, are subject to sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed. Trading in the Fund’s shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the Fund’s shares inadvisable, such as extraordinary market volatility. In the event of a trading halt for an extended period of time, the Fund may be unable to execute its investment strategy and shareholders may be unable to liquidate any position in Fund shares.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

KraneShares Man Buyout Beta Index ETF | Summary Prospectus

Cash Transactions Risk. Because the Fund may effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. Cash transactions may involve considerable transaction expenses and taxes, including brokerage fees, that might not have occurred if the Fund utilized in-kind transactions. To the extent any costs associated with cash transactions are not offset by any transaction fees payable by an Authorized Participant, the Fund’s performance could be negatively impacted.

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, the use of representative sampling strategy, if applicable, asset valuation differences, tax considerations, the unavailability of securities in the Underlying Index from time to time and other liquidity constraints.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Krane’s security selection process may not produce the intended results.

Passive Investment and Index Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

There is no guarantee that the methodology the Index Provider uses to identify constituents for the Underlying Index will achieve its intended result or provide an accurate assessment of included constituents. The Underlying Index relies on various sources of information to assess the potential constituents of the Underlying Index, including information that may be based on assumptions or estimates. Neither the Fund nor Krane can offer assurances that the Index Provider’s sources of information are reliable. There can be no guarantee that the methodology underlying the Underlying Index, the Underlying Index construction and computation processes, or the daily calculation of the Underlying Index or its methodology will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

KraneShares Man Buyout Beta Index ETF | Summary Prospectus

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities; (2) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (3) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (4) there is the risk of possible loss of rights in the collateral should the borrower fail financially. Krane is subject to potential conflicts of interest because the compensation paid to it increases in connection with any net income received by the Fund from the securities lending program.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (“OTC”) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets.

Pursuant to government regulations, the Fund’s portfolio turnover rate is calculated without regard to most derivatives. As a result, the Fund’s portfolio turnover may be low despite relatively high portfolio activity. High portfolio turnover or high portfolio activity may increase the Fund’s brokerage commission costs and other transaction costs and may negatively impact the Fund’s performance. Such portfolio turnover or activity also may generate net short-term capital gains.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund.

KraneShares Man Buyout Beta Index ETF | Summary Prospectus

Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Operational and Cybersecurity Risk. The Fund, Krane, its service providers and your ability to transact with the Fund may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service provides, to suffer data corruption or lose operational functionality. It is not possible for Krane or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

KraneShares Man Buyout Beta Index ETF | Summary Prospectus

Total Annual Returns For Calendar Years Ended December 31

12%
10%
8%
6%
4%
2%
0%
10.81%
2025

As of June 30, 2026, the Fund’s calendar year-to-date total return was 21.22%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	10.35%	6/30/2025
Lowest Return	-9.53%	3/31/2025

Average Annual Total Returns for the periods ended December 31, 2025

KraneShares Man Buyout Beta Index ETF	1 year	Since Inception (10-07-2024)
Return Before Taxes	10.81%	9.04%
Return After Taxes on Distributions	10.81%	9.03%
Return After Taxes on Distributions and Sale of Fund Shares	6.40%	6.90%
Russell 3000 Index (Reflects no deduction for fees, expenses or taxes)	17.15%	17.17%
Man Buyout Beta Index (Reflects no deduction for fees, expenses or taxes)	11.90%	10.07%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

KraneShares Man Buyout Beta Index ETF | Summary Prospectus

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”) serves as the investment adviser to the Fund.

Numeric Investors LLC (“Numeric” or “Sub-Adviser”) serves as the index provider and investment sub-adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception. Jonathan Shelon, Chief Operating Officer of the Adviser, supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since the Fund’s inception. John Lidington, a Partner at Numeric, has been a portfolio manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.